Introducing the Quarter
Before Las Vegas, before Atlantic City, there was Havana — a place where traditions from the old world blended perfectly with pulsating Latin rhythms. Sophisticated, yet sultry, cosmopolitan, yet exotic, Havana was a place where you could have it all — indulgence and illusion, elegance and irreverence.
At the heart of Old Havana stood the original Tropicana Casino and Resort — the ultimate destination in the ultimate getaway city — the Queen of all Havana Casinos.
Now, with the opening of The Quarter at Tropicana the same unique experience that was Old Havana will come to Atlantic City — world-class restaurants, non-stop entertainment, a dazzling array of shops and experiences. The Quarter at Tropicana will be like no other dining and entertainment venue on the East Coast.
The names you see in The Quarter at Tropicana will make you think you’re in New York, or San Francisco, or Paris. But you’ll know where you are — you’re right here with us, in the heart of one great entertainment destination.
Once again, you can have it all...all the time...all in one place.
Only in The Quarter. Only at Tropicana in Atlantic City.

According to the New York Times, “If Carmine’s were a play, it would be giving ‘Guys and Dolls’ a run for its money.” A New York City institution, Carmine’s originated the often-imitated family-style Italian restaurant concept. In a city with 21,000-plus restaurants, it can take three to four months to get a reservation at Carmine’s. Carmine’s has consistently received glowing reviews from every rating guide, from Zagat, to Michelin to Triple A. The accolades include numerous local and national food critics’ choice awards, including Where Magazine’s “Best Italian Restaurant in New York” three years running, Citysearch’s “Best Family-Friendly Restaurant,” and Zagat’s ranking as one of “New York’s Most Popular Restaurants.” The site in The Quarter at Tropicana marks the establishment’s first-ever venture outside of the Big Apple.
According to USA Today, Cuba Libre is the restaurant “where insiders go in the City of Brotherly Love.” Bringing its unique dining experience to The Quarter at Tropicana, Cuba Libre recreates an authentic Cuban restaurant experience, from the classic restoration of a 1940s Havana street scene to the antique mahogany and oak handcrafted bars. The menu uniquely combines contemporary Cuban cuisine and traditional dishes, always flavorful and savory, but not generally spicy. Raved about in Bon Appetit and Travel & Leisure, among others, Cuba Libre is a multi-award winner, including “Best of Philly 2001” for Food, Bar Scene.
The fact that the Murray Bros. Caddyshack is opening in the Quarter confirms South Jersey’s status as a “golf Mecca.” And the brothers’ love for the game lives on through the restaurant. The restaurant is intended to look as if it were once a very traditional Country Club, but lately changes have been afoot. The caddies have wrestled control from the old members, making changes in decor and operations that reflect their own irreverent, but respectful attitudes. Operationally, the emphasis is on high quality food and attentive service, but a breath of fresh air has blown away the stuffy old atmosphere. Woven amongst the mayhem are links to the Murray brothers’ (Andy, Bill, Brian-Doyle, Ed, Joel and John) own rich history with golf, including changing family stories (mostly true) and vignettes.
Waiting for just the right venue to be available, the Palm’s new restaurant in The Quarter at Tropicana is the legendary restaurant’s first foray into New Jersey. Renowned as much for its A-List celebrity regulars and caricature adorned walls as it is for prime steaks, enormous lobsters and traditional Italian dishes. With the addition at the Tropicana, The Palm will have 30 locations in 26 cities across the United States, Mexico and Puerto Rico. Known as the ultimate celebrity hang-out, the Palm has garnered the Wine Spectator Awards of Excellence award for its wine list and is known as the critics choice as The Classic American Steak House.
Nations Restaurant News magazine’s “Hot Concept Winner,” P.F. Chang’s China Bistro also was recently cited by The Wall Street Journal as the nation’s fastest-growing restaurant chain, and has garnered “Best New Restaurant” awards. This restaurant featuring Chinese fusion cuisine in a bistro setting has been successful with openings in almost every major metro market in the United States, including Los Angeles, Chicago, Dallas and Denver. The Quarter at Tropicana location will be P.F. Chang’s first and only Jersey Shore presence, and it is poised to be one of its most successful locations ever.

Jeffrey Chodorow of China Grill and now Red Square fame brings his magic to The Quarter at Tropicana with a cutting-edge restaurant and mod vodka bar. As featured in Philadelphia Magazine and in The Restaurant, NBC’s highly-acclaimed reality TV show, his Red Square balances The Quarter’s Old Havana theme with a unique “magnified fantasy of Russia.” With three other current locations (New York City, Las Vegas and Miami Beach), Red Square’s ultra-trendy presentation features a pseudo-Soviet atmosphere highlighted by a 60-foot bar made of real ice. Red Square’s 100-plus rare vodkas and glassware are stored in a custom-designed vodka locker and served at a bracing 30 degrees below zero. No matter what a guest drinks, storage provided in a personalized locker ensures it is cold and ready upon arrival.
For its seventh location, Ri~Ra chose The Quarter, its first foray into the Mid-Atlantic states. Ri~Ra is famous for meticulously recreating the true Irish Pub experience by exclusively importing authentic pubs from Ireland and carefully reassembling them in the US, board by board, pint glass by pint glass. They offer exceptional food that is authentically Irish and exceptional in taste. Ri~Ra pubs have received numerous local market awards and have been instant hits wherever they have opened.
The restaurant features the talents of Philadelphia’s Bynum brothers, famous for two Philadelphia hot spots — Zanzibar Blue and Warmdaddy’s. The Brothers are a well-known commodity in the City of Brotherly Love, receiving numerous awards, including Best Jazz Brunch for Zanzibar Blue, and accolades for the consistent high quality delivered by their two establishments. The Sound of Philadelphia Restaurant will feature elegant soul fusion cuisine, as created and interpreted by the Bynum Brothers.
entertainment — venues
Ray Romano, Rosie O’Donnell, Drew Carey, and Tim Allen all have the Comedy Stop at the Trop to thank for helping to launch their wildly successful careers. Honored as What’s On magazine’s “Funniest Comedy Room,” this legendary Atlantic City venue will move its relaxed environs into The Quarter, where guests will have the opportunity to relax, sip a favorite drink and see today’s brightest stand-up comics along with tomorrow’s rising stars.
On weekend nights, after dinner hours, Cuba Libre turns into one of Atlantic City’s most exciting and unique night spots. Guests will dance all night to the DJ spinning salsa and other upbeat Latin music through a state-of-the-art sound system. You never know what you might see or who you will run into at Cuba Libre the night club, but one thing is for certain...you don’t want to miss this party.
The Quarter at Tropicana will be home to Atlantic City’s first and only IMAX Theatre, and one of more the 235 theatres operating in 34 countries. The IMAX® Experience® — the world’s most immersive movie experience — has entertained and enlightened more than 700 million people. The IMAX Theatre at Tropicana in The Quarter will be equipped to show both 2D and 3D format films, as well as Hollywood event films that have been transformed into The IMAX Experience®. Additionally, the IMAX® Theater at Tropicana will be available for digital showings of major events including the Super Bowl, the NCAA Final Four, championship boxing and concerts. The space will also be used for meetings and conventions.
Thanks to its deliberately garish decor and unique take on the fine art of karaoke, Planet Rose is described by Citysearch.com as “Berlin decadence fused with Tokyo pop and American cheese.” Inside what Shecky’s Bar Review refers to as a “surreal, wood paneled womb,” Planet Rose patrons in The Quarter will be encouraged to follow the lead of the Saturday Night Live regulars who frequent the club’s New York City location and take their best shot at belting out their favorite — or perhaps most reviled — pop gems.

In addition to its fantastic food, Ri~Ra offers nightly entertainment, traditional Irish dancing, clogging and music. At Ri~Ra Irish Pub, it’s St. Patrick’s Day every day! Ri~Ra has been heralded as a truly great place to relax with a pint of Guinness or maybe a sip or two of Irish whiskey. The stars of the show are always the cozy environment and the great conversation with friends old and new.
Welcome to paradise found at the exclusive new casino lounge Tango’s. Guests can relax and enjoy the feel of the islands in The Quarter at Tropicana while leaving their passports at home. Tango’s is the perfect setting for listening to live jazz, reggae or salsa, or celebrity-spotting while sipping a tropical cocktail at the unique, raised, round bar.
The legendary producers behind more than 100 Top 10 hits and dozens of platinum albums, Kenny Gamble and Leon Huff bring their celebrated talents to Atlantic City with The Sound of Philadelphia live-entertainment music venue. Responsible for such hits as “Wake Up Everybody,” “Me and Mrs. Jones,” “People Make the World Go Round” and “Love Train,” The Sound of Philadelphia will be the premier live music club, the first of its kind in Atlantic City to showcase R&B, the blues, and today’s Neo-soul that is influenced by the sound that Gamble and Huff helped to make famous at Philadelphia International Records.
retail — venues
A longtime Atlantic City favorite, Barron’s brings its personalized service and fashion savvy to The Quarter at Tropicana. Only the finest menswear, suitable to each and every perfect gentleman, is available at Barron’s Gentlemen. Choose from Italian suits, a complete men’s sportswear line, designer neckwear from Versace, DKNY and Sean John (Barron’s neckwear was voted “Best Selection” by Atlantic City Magazine), fabulous leather goods and accessories for every occasion, plus much more. And don’t forget about shoes — Barron’s features styles such as Canali, plus an exclusive, private line of shoes from Italy.
If it is hard to find, they’ve got it. bluemercury apothecary brings to The Quarter the biggest selection of unique, innovative and highly coveted cosmetics and skin care products offered anywhere, including Fresh, Frederic Fekkai, and Bumble & Bumble brands. It takes just one visit to understand why bluemercury has garnered a cult following from coast to coast.
Brandeis Jewelry brings “Quality You Expect at an Affordable Price” to The Quarter at Tropicana. The same upscale jewelry featured in fashion magazines and department stores, competitively priced and in a greater variety, awaits inside Brandeis. While most stores offer five or ten styles, Brandeis Jewelry offers hundreds, plus extraordinary crystal from the likes of Waterford and Lalique, along with watches, jewelry, sunglasses, pens and more that are among the finest in the world.
From Cary Grant to Ben Affleck, leading men throughout the ages have sought out Brooks Brothers to clothe them both on screen and off. Founded in 1818, Brooks Brothers has defined American style for close to two centuries. The country’s oldest clothing retailer, Brooks Brothers has been synonymous with style and success since its inception.
Keeping up with the hottest styles will be easy when shopping Cache in The Quarter at Tropicana. With style that stuns and attitude that stops traffic, fashions and accessories from Cache don’t just make a statement — they make an entrance. No matter what the occasion, Cache has just the right look for the modern, sexy, sophisticated woman. From flirty to formal, classic to sporty, all eyes are on the Cache woman. With more than 220 stores from Coast to Coast, keeping up with the hottest styles has never been easier.

Chez Lingerie selected The Quarter at Tropicana as the location for its next highly exclusive lingerie boutique. The husband-and-wife team of owners, with 25 years of experience, knows what is hot and how to get it. Chez Lingerie carries only the finest, hard to find, domestic and European brands including, Arianne, Underglam, Claire Pettibone, Hanky Panky, Grenier, Lou, Bolero, Gemma, Oscalito, Michelle Moquin, Mary Green, Cosa Bella, Ocale, and Nick and Nora — and everything is made from natural fibers. And sterling brands are always complimented by sterling individualized service.
With its exclusive private-label designs, and 350 locations nationwide, Chico’s has transformed the way women shop for clothes. In the two decades since the first Chico’s debuted in 1983, Chico’s has grown to become one of the country’s leading specialty retail companies — Good Morning America recently called Chico’s one of the most phenomenal stories in the history of retailing. Truly, no shopping area would be complete without Chico’s.
Fashion jeweler Erwin Pearl, a veteran of more than 40 years in the jewelry industry, rarely follows convention. Working in the finest and most expensive materials, Pearl brings innovation and artistry to the industry while fashioning his visions of fine jewelry into reality. Covering every base from tailored to glamorous, Pearl brings the quintessential fashion jewelry company to The Quarter at Tropicana. His jewelry has been featured in Vogue, Elle, and InStyle. Erwin Pearl is the winner of the Diamond International Award for five consecutive years, the Mikimoto Pearl Award for outstanding pearl design, and an inductee of MJSA Hall of Fame Award for manufacturing.
Hats In The Belfry is a bustling chain of six hat shops — each of which is brimming with every imaginable kind of hat for both men and women. Celebrating their 25th anniversary this year, they’ve chosen The Quarter at Tropicana as the location for their seventh shop. THE incredible hat shop, Hats In The Belfry carries dress hats, casual hats, cowboy hats, berets, Borsalino hats, Indiana Jones hats baseball caps, top hats, — you name it, Hats In the Belfry has it. It’s a hat lover’s heaven. Come in for a sun hat, and leave with a metal Viking helmet ... it is that much fun.
Straight from the Las Vegas Strip, the art of magic comes alive at Houdini’s Magic Shop in The Quarter at Tropicana. Having waved its magic wand, Houdini’s Magic has made the finest selection of magic tricks, pranks, gags, books, instructional videos and more appear. The friendly and informed staff will help guests create their own tricks. A theater right inside the store allows guests to check out amazing live performances hourly.
Welcome to Jake’s Dog House in The Quarter at Tropicana, the fun and unique boutique where guests will find cool stuff for cool dogs — and cool cats, too. Based in Cherry Hill, NJ, and with many stores in the Mid-Atlantic region, Jake’s Dog House has the specialty items to make a pet’s life more fun and exciting. Fresh-baked doggie treats at the in-store doggie bakery are available, and Jake’s Dog House features an amazing selection of toys, gourmet treats and awesome accessories. Indeed, the giant red fire hydrant located in the center of the store cannot be missed.
The world’s most exquisite dried flower arrangements from the South of France sail into The Quarter at Tropicana at Melonie de France. Originally available only in New York, Beverly Hills, and in boutiques on the glamorous Cote D’Azure, the magic of Melonie de France will cast a spell on every home. These totally unique, vibrantly colored and lushly aromatic flower arrangements will be the center of attention at every gathering, and they make exquisite holiday, wedding and house warming gifts. The New York Store counts among its regular customers Paul McCartney, Mia Farrow and Joan Rivers.
MONDI designs are world-renowned for their high-end style and use of only the finest, most luxurious fabrics. No wonder, since the current designers behind this power house brand, Annette Vogt and Michaela Burgen, are some of the hottest young talents in the world. Previously, MONDI was only available at select high-end retailers such as Barney’s and Neiman Marcus. In 2004, MONDI will open three retail boutiques in the U.S: Palm Springs, California, King of Prussia Plaza in Pennsylvania and The Quarter at Tropicana.

The Old Farmer’s Almanac General Store embodies the old-fashioned, down-home charm that has made The Old Farmer’s Almanac an American cultural icon for more than 200 years. Chock full of fascinating merchandise, from foods to flatware, penny candy to fine art, the Old Farmer’s Almanac General Store provides a unique turn-of-the century atmosphere and a truly distinctive shopping experience.
Panaderia dul Mundo brings the finest pastries, delectable desserts and tantalizing trifles from all over the world to The Quarter at Tropicana. Savor a flaky croissant for breakfast or select the perfect dessert for a romantic dinner for two. For a worldly selection of gourmet treats beyond compare, Panaderia dul Mundo is the first choice for the discerning guest.
The hottest fashion trend? Leather and suede, of course. From jackets to full-length coats, vests and accessories, Perfect Accessories & Leather features an eye-popping selection of the finest leather handbags and luggage from such designers as Coach, Fendi and Dooney & Bourke.
A Rittenhouse Square address has long been synonymous with the very best Philadelphia has to offer. So you can be assured that any store that carries this name offers the finest appliances and accoutrements for your home improvement projects. No matter where you live, exquisite decor that completes the urban lifestyle is available at Rittenhouse Gift & Home.
Salsa Shoes exclusive designer line features the fashionistas’ favorites Manolo Blahnik, Kate Spade, Jimmy Choo, Prada and Fendi. Guests searching for the perfect shoe, whether it’s that strappy stiletto or a flirty kitten heel, will flock to The Quarter at Tropicana for the newest destination for women who know shoes.
The Spy Store is the comprehensive source for high-quality electronic surveillance and counter-surveillance products. The Quarter at Tropicana will be The Spy Store’s latest location, with another in New York City. Everything from the “spy” industry is here, from hidden cameras and body recorders, to indoor and outdoor surveillance systems, low-tech to high-tech and much more. The Spy Store will even design a custom surveillance application.
For more than 100 years, Swarovski has been the world’s leading manufacturer of cut crystal. With over 50 worldwide retail locations, Swarovski now brings “The Magic of Crystal” to The Quarter at Tropicana. Pioneers ahead of their time, Swarovski has a legion of loyal followers. Their entire product line is based around the beauty of high quality crystal, and includes some of the finest art, jewelry, giftware and home decor items available anywhere in the world at any price.
The Tea and Coffee Shop is the place to savor a steaming mug of freshly brewed tea or coffee. Hundreds of varieties of teas including green, Oolong and Tippy Yunan plus a selection of European and South American coffee are on the menu daily at The Tea and Coffee Shop. And those who pride themselves on staying abreast of the latest will want to make sure they sample the “bubble tea,” a delicious concoction that swept across Asia and is quickly becoming a staple at fashionable tea and coffee bars across the United States. The Tea and Coffee Shop will also offer a fine selection of accessories for the tea and coffee enthusiast including mugs, teapots and tea diffusers and Belgian chocolates.
Tinder Box/Vino 100 in The Quarter at Tropicana, the first on the East Coast, will combine an unmatched reputation as the premier cigar, pipe, gift and collectables source with a wine shop unlike any other. Designed to be an extreme sensory experience, Tinder Box/Vino 100 will offer the ultimate in high-end tobacco products along with the largest selection of hard-to-find, small-batch wines, cognacs, and champagnes — most under $50. Visitors can expect to participate in numerous scheduled wine and cognac tastings and will always find that unique gift for friends or family. Because of its stellar reputation for quality, Tinderbox is frequently featured in Cigar Aficionado and other fine lifestyle publications.

WHITE HOUSE | BLACK MARKET
whiteandblack.com

Fashion is black and white at **White House/Black Market**. For nearly twenty years in cities around the country including Baltimore, Miami Beach, Chicago and dozens of others, women have relied on White House/Black Market for some of the most romantic clothing, lingerie, accessories, jewelry and gifts in classic black and white only. Guests will find that this is one of the most delightful clothing stores in The Quarter at Tropicana.

Zephyr gallery

From fun, funky and fantastic furniture to unique gifts and home accessories, **Zephyr Gallery** is one of America's most exciting craft galleries. Here in The Quarter at Tropicana, guests will take a playful journey through art, featuring an ever-changing parade of exciting, creative and exceptional creations from hundreds of talented artisans. First opened in New Hope, PA in 1990, Zephyr enjoys praises and acclamations for its two current galleries, located at the MarketFair in Princeton, NJ, and most recently at the Promenade at Sagemore in Marlton, NJ. Guests will be amazed at the ever-changing selection of jewelry, wall art, sculpture, garden art, clocks, mirrors, ranging in price from inexpensive to extravagant.

ZEYTINIA
NEW YORK'S GOURMET CHOICE

A multi-level culinary paradise, **Zeytinia** will ensure that visitors to The Quarter at Tropicana experience the future in gourmet food shopping. Featuring an upscale grocery store plus a gift shop offering European imports and sleek kitchenware, Zeytinia provides the perfectly uncommon experience its discerning customers seek. A can't-miss destination, Zeytinia has been awarded The New York Times' coveted "The Best of New York" Award plus Village Voice's "Chow Choices" Award.

ZINMAN

One of the East Coast's oldest and most prestigious furriers, Zinman carries the hottest new men's and women's looks in fur, leather and shearling. Zinman has been featured in upscale publications including Vogue and Philadelphia Magazine. Today's top designers including DKNY, Tommy Hilfiger and many others are available or let Zinman create an original design just for you.

spa ~ venue

bluemercury apothecary • spa

Recognized by the likes of Vogue, In Style, USA Today, Inc. and Oprah Magazine (among several others) as the best at marrying innovation with elegance, the ultra-cool **bluemercury spa** brings to The Quarter the nation's hottest spa concept. Pure and natural, bluemercury features more than 10 different facial treatments such as a moisturizing vitamin oxygen blast, and dozens of spa treatments including exfoliating microdermabrasion. bluemercury continues to win a loyal customer following that includes some of today's most visible celebrities, including Oprah Winfrey. The Quarter location of bluemercury spa will be noted as one of the largest spas in New Jersey.

ATLANTIC CITY TROPICANA

THE QUARTER

An Aztar Corporation Casino
Brighton and The Boardwalk • Atlantic City, NJ 08401-6390 • 1-800-THE TROP
www.tropicana.net